UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2026

SLM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13251	52-2013874
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Continental Drive Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 451-0200

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.20 per share	SLM	The NASDAQ Global Select Market
Floating Rate Non-Cumulative Preferred Stock, Series B, par value $.20 per share	SLMBP	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.	Regulation FD Disclosure.

On May 6, 2026, SLM Corporation (the “Company”) issued a press release announcing the commencement by the Company of a cash tender offer to purchase any and all of its outstanding 3.125% senior notes (the “Notes”) upon the terms and conditions described in the Company’s Offer to Purchase, dated May 6, 2026 (the “Offer to Purchase”).

The Tender Offer is being made in connection with a contemporaneous offering of senior debt securities by the Company on terms and conditions (including, but not limited to, the amount of proceeds raised in such offering) satisfactory to the Company (the “New Notes Offering”). The Tender Offer is not conditioned upon any minimum amount of Notes being tendered. The Tender Offer may be amended, extended, terminated or withdrawn. Proceeds from the New Notes Offering will be used to repurchase Notes pursuant to the Tender Offer. The Tender Offer is conditioned upon, among other things, the completion of the New Notes Offering, and no assurance can be given that the New Notes Offering will be completed.

The information in this Item 7.01, including Exhibit 99.1 attached hereto and incorporated by reference herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, such information, including such Exhibit, shall not be deemed incorporated by reference into any of the Company’s registration statements, reports, or other filings with the Securities and Exchange Commission, except as expressly set forth by specific reference in such registration statement, report, or other filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description

99.1*	Press release of SLM Corporation dated May 6, 2026, announcing the Tender Offer

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2026

SLM CORPORATION

By:	/s/ Peter M. Graham
Name:	Peter M. Graham
Title:	Co-President and Chief Financial Officer